UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities and Exchange Act of 1934

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2014

STATIONDIGITAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-157010	26-3062327
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

Highland Park Two, 5700 Oakland Ave., #200, St. Louis, MO 63110
(Address of principal executive offices)

Registrant's telephone number, including area code: (877) 482-9585

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On June 30, 2014, the Registrant issued a Convertible Senior Secured Note (the "Note") in the principal amount of Five Hundred Thousand Dollars ($500,000).  The Note accrues interest at the rate of twelve percent (12%), is due on March 31, 2015 (the "Maturity Date") and is convertible at the Holder's option into like securities of the Registrant's next offering (the "Subsequent Offering") at the greater of a thirty percent (30%) discount to such offering price or $0.50 per share.  The Note is secured by a security interest in all of the Registrant's assets.  In connection with the issuance of the Note, the Registrant also issued warrants (the "Warrants") to the Holder to purchase Five Hundred Thousand (500,000) shares of the Registrant's common stock, par value $0.001 per share (the "Common Stock") at an exercise price equal to the greater of seventy percent (70%) of the price of the Common Stock in the Subsequent Offering or $0.50 per share, which Warrant shall expire five years after the date of issuance.

The Offering was conducted directly by the Registrant without the use of a placement agent. Accordingly, no placement agent fees or other commissions were paid by the Registrant in connection with the Offering.

Item 2.03     Creation of a Direct Financial Obligation o

The disclosures set forth in Item 1.01 are hereby incorporated by reference into this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act and Rule 506 of Regulation D promulgated thereunder. The agreements executed in connection with this sale contain representations to support the Company's reasonable belief that the Investor had access to information concerning the Company's operations and financial condition, the Investor acquired the securities for their own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investor are sophisticated within the meaning of Section 4(2) of the Securities Act and are "accredited investors" (as defined by Rule 501 under the Securities Act). In addition, the issuances did not involve any public offering; the Company's made no solicitation in connection with the sale other than communications with the Investor; the Company obtained representations from the Investor regarding their investment intent, experience and sophistication; and the Investor either received or had access to adequate information about the Company in order to make an informed investment decision.

Item 9.01     Financial Statements And Exhibits

Number	Description
10.1	Form of Securities Purchase Agreement
10.2	Form of Secured Convertible Note
10.3	Form of Warrant
10.4	Form of Security Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 30, 2014	STATIONDIGITAL CORPORATION

	By:	/s/ Louis Rossi
Name: Louis Rossi
Title: Chief Executive Officer